Investments (Details) - CAD ($) $ in Thousands	1 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2021	Dec. 31, 2020
Investments (Details) [Line Items]
Financial assets are recorded at fair value		$ 3,400	$ 3,800
Fair value of investments		500
Net loss		$ 895	$ (14,942)
Paramount Gold Nevada Corp [Member]
Investments (Details) [Line Items]
Interest, percentage		6.40%	7.42%
Net loss		$ 200	$ 200
Carrying value of investment		$ 2,400	$ 2,600
Description of transactions with related party	In June 2020, the Company also participated in a non-brokered registered direct offering and purchased 288,460 common shares of Paramount at US$1.04 per common share for a total of $0.4 million.